                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                              SCPIE HOLDINGS INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

(SCPIE LOGO)

Mitchell S. Karlan, M.D.
Chairman

                                 March 31, 1998

Dear Stockholders:

     You are cordially invited to attend the 1998 Annual Meeting of Stockholders of SCPIE Holdings Inc., which will be held at the Los Angeles Marriott Downtown (formerly Sheraton Grande Hotel), located at 333 South Figueroa Street, Los Angeles, California, on May 14, 1998, at 3:00 p.m., Pacific time.

     The business to be considered and voted upon at the meeting is explained in the accompanying Notice of Annual Meeting and Proxy Statement.

     ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE, EVEN IF YOU CURRENTLY PLAN TO ATTEND THE MEETING. Your vote is important, regardless of the number of shares you own. Returning the enclosed proxy will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

     Thank you for your support of our Company.

                                          Sincerely,

                                          /s/ MITCHELL S. KARLAN
                                          -------------------------------------
                                          Mitchell S. Karlan, M.D.
                                          Chairman

                              SCPIE HOLDINGS INC.
                           9441 W. OLYMPIC BOULEVARD
                        BEVERLY HILLS, CALIFORNIA 90212

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 14, 1998

                            ------------------------

     NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Stockholders (the "Annual Meeting") of SCPIE Holdings Inc. (the "Company") will be held at the Los Angeles Marriott Downtown (formerly Sheraton Grande Hotel), 333 South Figueroa Street, Los Angeles, California, on May 14, 1998, at 3:00 p.m., Pacific time, for the following purposes:

     1. To consider and vote upon the election of four directors to serve until the Annual Meeting of Stockholders in 2001 and until their successors are duly elected and qualified;

     2. To consider and vote upon a proposal to approve the adoption of The 1997 Equity Participation Plan of the Company;

     3. To ratify the appointment of Ernst & Young LLP as independent accountants for the Company for the fiscal year ending December 31, 1998; and

     4. To transact such other business as may come properly before the Annual Meeting or any adjournments thereof.

     Only stockholders of record at the close of business on March 16, 1998, are entitled to receive notice of and to vote at the Annual Meeting or any adjournments thereof. All stockholders, whether or not they expect to attend the Annual Meeting in person, are requested to complete, date, sign and return the enclosed proxy in the accompanying envelope. The proxy may be revoked by the person who executed it by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date, or by voting in person at the Annual Meeting.

                                          By order of the Board of Directors

                                          /s/ JOSEPH P. HENKES
                                          -------------------------------------
                                          Joseph P. Henkes
                                          Secretary

March 31, 1998

     PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON IF YOU WISH, EVEN IF YOU PREVIOUSLY RETURNED YOUR PROXY.

                                PROXY STATEMENT
                                      FOR
                       ANNUAL MEETING OF STOCKHOLDERS OF
                              SCPIE HOLDINGS INC.
                           TO BE HELD ON MAY 14, 1998

                                  INTRODUCTION

GENERAL

     This Proxy Statement is being furnished to the stockholders of SCPIE Holdings Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors from holders of the outstanding shares of $.0001 par value common stock of the company ("Common Stock"), for use at the Annual Meeting of Stockholders of the Company to be held on May 14, 1998, and any adjournments thereof (the "Annual Meeting"). The Annual Meeting is being held to consider and vote upon (1) the election of four directors to serve until the Annual Meeting of Stockholders in 2001 and until their successors are duly elected and qualified, (2) the approval of the adoption of The 1997 Equity Participation Plan of the Company and (3) the ratification of the appointment of Ernst & Young LLP as independent accountants for the Company for the fiscal year ending December 31, 1998. The Company's Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting.

     The principal executive offices of the Company are located at 9441 Olympic Boulevard, Beverly Hills, California 90212. The telephone number of the Company at such offices is (310) 551-5900.

     This Proxy Statement is first being mailed to the Company's stockholders on or about March 31, 1998.

RECORD DATE, SOLICITATION AND REVOCABILITY OF PROXIES

     The Company's Board of Directors has fixed the close of business on March 16, 1998, as the record date (the "Record Date") for the determination of the stockholders entitled to receive notice of and to vote at the Annual Meeting. Only holders of record of shares of Common Stock as of the Record Date will be entitled to vote at the Annual Meeting. As of the Record Date, there were 12,220,891 shares of Common Stock issued, outstanding and entitled to be voted at the Annual Meeting. These shares are held by approximately 8,110 stockholders of record. An additional 500,000 shares of Common Stock have been issued to a wholly owned subsidiary of the Company. These shares are neither voted nor counted for purposes of a quorum under applicable provisions of the Delaware General Corporation Law.

     Holders of Common Stock are entitled to one vote on each matter considered and voted upon at the Annual Meeting for each share of Common Stock held of record as of the Record Date. Shares of Common Stock represented by a properly executed proxy, if such proxy is received in time and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated in such proxy. IF NO INSTRUCTIONS ARE INDICATED, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION, AS DIRECTORS OF THE COMPANY, OF THE FOUR NOMINEES NAMED IN THE PROXY, "FOR" THE APPROVAL OF THE ADOPTION OF THE 1997 EQUITY PARTICIPATION PLAN OF THE COMPANY AND "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998.

     A stockholder who has given a proxy may revoke it at any time prior to its exercise at the Annual Meeting by either (1) giving written notice of revocation to the Secretary of the Company, (2) properly submitting to the Company a duly executed proxy bearing a later date, or (3) voting in person at the Annual Meeting. All written notices of revocation or other communications with respect to revocation of proxies should be addressed as follows: SCPIE Holdings Inc., P.
O. Box 4015, Beverly Hills, California 90213, Attention: Joseph P. Henkes, Secretary.

     The 1997 Annual Report to Stockholders, including consolidated financial statements for the year ended December 31, 1997, accompanies this Proxy Statement.

QUORUM AND VOTING REQUIREMENTS

     The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum to conduct business at the Annual Meeting. A plurality of the votes cast by the holders of shares of Common Stock represented and entitled to vote at the Annual Meeting, at which a quorum must be present, is required for the election of the directors identified in this Proxy Statement. With respect to the election of directors, stockholders may (1) vote "for" all four nominees, (2) "withhold" authority to vote for all such nominees, or (3) withhold authority to vote for any individual nominee or nominees but vote for all other nominees. Because directors are elected by a plurality of the votes cast, votes to withhold authority with respect to one or more nominees will have no effect on the outcome of the election. Similarly, any "broker non-votes" (which occur when shares held by brokers or nominees for beneficial owners are voted on some matters but not on others) would have no effect on the outcome of the election of directors, although they would be counted as present for purposes of determining the existence of a quorum.

     With respect to the approval of the adoption of The 1997 Equity Participation Plan of the Company, the affirmative vote of a majority of the votes cast is required for the approval of The 1997 Equity Participation Plan of the Company. Abstentions will be considered shares entitled to vote in the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are not counted for any purpose in determining whether a matter has been approved.

     With respect to the ratification of accountants, the affirmative vote of a majority of the votes cast is required for the ratification of Ernst & Young LLP as independent accountants for the Company. Abstentions will be considered shares entitled to vote in the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are not counted for any purpose in determining whether a matter has been approved.

REORGANIZATION OF THE EXCHANGE

     The Company began operation as an independent publicly held company on January 29, 1997, as the result of a merger of Southern California Physicians Insurance Exchange (the "Exchange") into SCPIE Indemnity Company, a subsidiary of the Company, and the issuance of 9,994,652 shares of Common Stock of the Company to approximately 10,400 members of the Exchange and an additional 500,000 shares to SCPIE Indemnity Company (the "Reorganization"). Concurrent with the Reorganization, the Company sold an additional 2,300,000 shares in a public offering of its Common Stock.

     Prior to the Reorganization, the operations of the Exchange were conducted by SCPIE Management Company, which acted as the Exchange's attorney-in-fact. Executives were employed by SCPIE Management Company during 1996, and SCPIE Management Company continues to provide management services to the insurance subsidiaries of the Company pursuant to management agreements. SCPIE Management Company is a wholly owned subsidiary of the Company.

     Information in this proxy statement referring to 1995 and 1996 relates principally to the operations of the Exchange prior to the Reorganization.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS
GENERAL

     The Company's Board of Directors is divided into three classes, with the terms of office of the respective classes ending in successive years. Four directors are to be elected at the Annual Meeting for full three-year terms expiring in 2001. The Board's nominees are Dr. Mitchell S. Karlan, Dr. Jack E. McCleary, Dr. Wendell L. Moseley and Mr. Donald P. Newell, all of whom are currently directors of the Company. The terms of the other eight directors continue after the Annual Meeting. Directors hold office until the annual meeting for the year in which their respective terms expire and until their successors are elected and qualified unless, prior to that time, they have resigned, retired, or otherwise left office.

     All shares of Common Stock represented by valid proxies received pursuant to this solicitation, and not revoked before they are exercised, will be voted in the manner specified. If no specification is made, the proxies will be voted for the election of the four directors identified below. If any nominee is unable to serve (which is not anticipated), the persons designated as proxies will cast votes for the remaining nominees and for such other persons as they may select.

     Set forth below is certain information regarding each nominee or director continuing in office, including a description of his or her positions and offices with the Company (other than as a director), and with the Exchange prior to the Reorganization, if any; a brief description of his or her principal occupation and business experience during at least the last five years; directorships presently held by him or her in certain other companies or associations; and his or her age. All of the current directors of the Company were first elected to their positions during 1996, while the Company was a subsidiary of the Exchange.

                NOMINEES FOR ELECTION AS DIRECTORS TO BE ELECTED
 FOR A TERM OF THREE YEARS ENDING AT THE ANNUAL MEETING OF STOCKHOLDERS IN 2001

     Mitchell S. Karlan, M.D., 70, Chairman of the Board, was a member of the Board of Governors of the Exchange from 1986 until the time of the Reorganization. He has been a board-certified general surgeon in Beverly Hills, California, for more than five years. Dr. Karlan is a past Chairman of the American Medical Association ("AMA") Council on Scientific Affairs. He is a former President of the Los Angeles County Medical Association ("LACMA"), a former Chairman of LACMA's Board of Trustees and a recent past member of the California Medical Association ("CMA") Board of Trustees. He currently is a member of the Board of Trustees of the American Society of General Surgeons.

     Jack E. McCleary, M.D., 70, Director, was a member of the Board of Governors of the Exchange from 1982 until the time of the Reorganization. He has been a board-certified dermatologist in Sherman Oaks, California, for more than five years. He is a former CMA and LACMA President and Speaker of the CMA House of Delegates.

     Wendell L. Moseley, M.D., 70, Director, was a member of the Board of Governors of the Exchange from 1983 until the time of the Reorganization. He has been a board-certified family practitioner in San Bernardino, California, for more than five years, and is on the clinical faculty of the Loma Linda University School of Medicine. Dr. Moseley is a past President of the San Bernardino County Medical Society. Dr. Moseley served as a CMA delegate for 27 years.

     Donald P. Newell, 60, Director, has been a partner at the law firm of Latham & Watkins in San Diego, California, for more than five years. Mr. Newell is also a director of Mercury General Corporation, an insurance holding company.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH NOMINEE DIRECTOR NAMED ABOVE.

DIRECTORS WHOSE TERMS OF OFFICE CONTINUE

             TERMS EXPIRING AT 1999 ANNUAL MEETING OF STOCKHOLDERS

     Charles B. McElwee, M.D., 67, Director, was a member of the Board of Governors of the Exchange from 1995 until the time of the Reorganization. He has been a board-certified orthopedic surgeon in Covina, California, for more than five years, and is also affiliated with the University of Southern California School of Medicine. Dr. McElwee is a former President of LACMA, a former Chairman of the Board of Trustees of LACMA, and is a member of the Board of Trustees of the CMA. He is also Chairman of the California Medical Association Political Action Committee, the legislative arm of the CMA.

     William A. Renert, M.D., 58, Director, was a member of the Board of Governors of the Exchange from 1990 until the time of the Reorganization. He has been a board-certified radiologist in La Mesa, California, for more than five years. Dr. Renert is a past President of the San Diego County Medical Society.

     Henry L. Stoutz, M.D., 65, Director, was a member of the Board of Governors of the Exchange from 1976 until the time of the Reorganization. He has been a board-certified urologist in Ventura, California, for more than five years, and is a former clinical instructor, Department of Urology, at the UCLA School of Medicine. He is Chairman of the Ventura County Medical Society Professional Liability Committee.

     Donald J. Zuk, 61, Director, President and Chief Executive Officer. Mr. Zuk has been President and Chief Executive Officer of SCPIE Management Company since 1989. Prior to joining SCPIE Management Company, he served 22 years with Johnson & Higgins, insurance brokers. His last position there was Senior Vice President in charge of its Los Angles Health Care operations, which included the operations of SCPIE under a contract that then existed with SCPIE Management Company.

             TERMS EXPIRING AT 2000 ANNUAL MEETING OF STOCKHOLDERS

     Allan K. Briney, M.D., 76, Director, was Chairman of the Board of Governors of the Exchange from 1976 until the time of the Reorganization. He has been a board-certified radiologist in Whittier, California, for more than five years. He is a past President of LACMA, and is a former Chairman of LACMA's Board of Trustees.

     Willis T. King, Jr., 53, Director, has been a director and officer of J&H Marsh McLennan, insurance brokers, for more than five years. From 1986 to 1997, Mr. King served as Chairman and Chief Executive Officer of Willcox Incorporated Reinsurance Intermediaries. Mr. King currently serves as Vice Chairman of Guy Carpenter & Company, Inc., a subsidiary of J&H Marsh McLennan engaged in reinsurance.

     Harriet M. Opfell, M.D., 73, Director, was a member of the Board of Governors of the Exchange from 1981 until the time of the Reorganization. She has been a board-certified pediatrician in Orange, California, for more than five years, and is a clinical professor of pediatrics at the University of California at Irvine. Dr. Opfell is a former President of the Orange County Medical Association and served as President of the medical staff at Children's Hospital of Orange County.

     Reinhold A. Ullrich, M.D., 70, Director, was a member of the Board of Governors of the Exchange from 1991 until the time of the Reorganization. He has been a board-certified obstetrician and gynecologist in Torrance, California, for more than five years, and has been on the clinical faculty at the UCLA School of Medicine since 1954. Dr. Ullrich is a former President of LACMA, and is a past Chairman of its Board of Trustees. He served on the CMA Board of Trustees from 1989 to 1995. He was an alternate delegate to the AMA from 1990-1997.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     There were six meetings of the Company's Board of Directors during the year ended December 31, 1997. During 1997, the only incumbent director that attended less than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of committees of the Board of Directors on which he or she served was Dr. Ullrich, who missed two meetings of the Company's Board of Directors.

     The Board of Directors has three standing committees: the Executive Committee, the Audit Committee and the Compensation Committee. The Board of Directors does not have a nominating committee. The functions normally performed by a nominating committee are performed by the Board of Directors.

     Executive Committee. The Executive Committee has the authority to exercise all powers of the Board of Directors between meetings of the Board, except in cases where action of the entire Board is required by the Company's Restated Certificate of Incorporation, the Bylaws or applicable law. The Executive Committee consists of four members, one of whom is required to be the Chairman of the Board of Directors. The members of the Executive Committee are Messrs. Karlan (Chairman), McCleary, Moseley and Zuk. The Executive Committee held ten meetings in 1997.

     Audit Committee. The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews the scope of audit engagements, reviews comment letters of such accountants and management's response thereto, approves professional services provided by such accountants, reviews the independence of such accountants, reviews any major accounting changes made or contemplated, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls. The Audit Committee consists of three members, all of whom are independent directors. The members of the Audit Committee are Messrs. Moseley (Chairman), Karlan and McCleary. The Audit Committee held two meetings in 1997.

     Compensation Committee. The Compensation Committee establishes remuneration levels for the Chief Executive Officer, Chief Financial Officer and Senior Vice Presidents of the Company, reviews significant employee benefit programs and recommends to the Board of Directors, as it deems appropriate, and administers executive compensation programs, including bonus plans, stock option and other equity-based programs, deferred compensation plans and any other such cash or stock incentive programs. The Chief Executive Officer of the Company establishes remuneration levels for other employees of the Company. The Compensation Committee consists of three members. The members of the Compensation Committee are Messrs. Karlan (Chairman), Moseley and King. The Compensation Committee held three meetings in 1997.

SUMMARY OF DIRECTOR'S COMPENSATION

     Each non-employee Director receives an annual retainer of $25,000. The Chairman of the Board of Directors is paid $1,500 per Board meeting and each other non-employee Director is paid $1,000 per Board meeting. Fees to non-employee Directors for participation on committees of the Board of Directors are $1,000 per meeting. The Chairman of the Executive Committee receives an additional annual retainer of $24,000. All non-employee Directors will be reimbursed for reasonable travel and other expenses incurred to attend meetings of the Company and committees thereof.

     In addition, pursuant to The 1997 Equity Participation Plan of the Company, all persons who, as of the date of the Annual Meeting, are non-employee directors, and any person who, during the term of The 1997 Equity Participation Plan of the Company is initially elected to the Board of Directors of the Company or a subsidiary and is a non-employee director at the time of such initial election, automatically shall be granted an option to purchase 5,000 shares of Common Stock. During the term of the plan, each non-employee director shall automatically be granted an option to purchase 1,000 shares of Common Stock on the date of each subsequent Annual Meeting of Stockholders. Directors who are employees of the Company or a subsidiary who subsequently terminate employment with the Company or such subsidiary and remain a director will not receive an initial option grant as a non-employee director, but, to the extent they are otherwise eligible, will receive options as described in the preceding sentence after such termination of employment.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act generally requires the Company's executive officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of beneficial ownership and changes in beneficial ownership with the SEC. The Company became subject to the requirements of Section 16(a) on January 29, 1997. To the Company's knowledge, in 1997 all persons required to comply with the applicable Section 16(a) filing requirements did so. These statements are based solely on a review of the copies of such reports furnished to the Company by its officers, directors and security holders and their written representations that such reports accurately reflect all reportable transactions and holdings.

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth information with respect to the number of shares of Common Stock beneficially owned by (i) each director of the Company, and (ii) the Chief Executive Officer and each additional executive officer named in the summary compensation table under "Executive Compensation," and (iii) all directors and executive officers of the Company as a group. The Company believes that except as otherwise noted, each individual named has sole investment and voting power with respect to the shares of

Common Stock indicated as beneficially owned by such individual. The information set forth below is reported as of March 10, 1998.

                                                               NUMBER OF SHARES     PERCENT
                            NAME                              BENEFICIALLY OWNED    OF TOTAL
                            ----                              ------------------    --------
Mitchell S. Karlan, M.D.....................................        18,710              *
Donald J. Zuk...............................................        18,600              *
Patrick S. Grant............................................           100              *
Joseph P. Henkes............................................         1,000              *
Patrick T. Lo...............................................         1,400(1)           *
Jack E. McCleary, M.D.......................................           986              *
Wendell L. Moseley, M.D.....................................         2,470              *
Allan K. Briney, M.D........................................         5,571              *
Willis T. King, Jr..........................................         5,000              *
Charles M. McElwee, M.D.....................................         3,240              *
Donald P. Newell............................................           500              *
Harriet M. Opfell, M.D......................................         1,445              *
William A. Renert, M.D......................................         1,895              *
Henry L. Stoutz, M.D........................................         1,595              *
Reinhold A. Ullrich, M.D....................................         4,401              *
All directors and executive officers as a group (15
  persons)..................................................        66,913              *

---------------
 *  Less than 1%.

(1) Includes 300 shares held by Mr. Lo's spouse.

     As of March 10, 1998, no person was known by the Company to be the "beneficial owner," as defined in rules of the Securities and Exchange Commission (the "SEC"), of five percent or more of the outstanding shares of Common Stock.

                             COMPENSATION COMMITTEE

                        REPORT ON EXECUTIVE COMPENSATION

     The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors (the "Committee"). The Committee consists of three non-employee Directors, who are appointed by the Board.

COMPENSATION PHILOSOPHY

     The general philosophy of the Committee is to provide executive compensation programs, including salary, bonus and equity incentive programs, that will enhance the profitability of the Company and its stockholder value by aligning the financial interests of the Company's executives with those of its stockholders. The Committee is responsible for the formulation of appropriate compensation plans and incentives for executives of the Company, the recommendation of such plans and incentives to the Board of Directors for its consideration and adoption, specific responsibility for the compensation of the Chief Executive Officer, Chief Financial Officer and Senior Vice Presidents, the award of stock options and other equity incentives and the ongoing administration of various compensation programs as may be authorized or directed by the Board.

     The overall goal of the Committee is to ensure that compensation policies are consistent with the Company's strategic business objectives and provide incentives for the attainment of these objectives. The compensation program includes three components:

     - Base salary, which is intended to provide a stable annual salary at a level consistent with individual contributions.

     - Variable pay, which links bonus and other short-term incentives to the performance of the Company and the individual executive.

     - Stock ownership and similar long-term incentives, which encourage actions to maximum stockholder value.

     Another goal of the Committee is to ensure that the Chief Executive Officer and other executives are compensated in a manner that is consistent with the Company's compensation strategy, that is competitive with other companies in the industry, and that is equitable within the Company. The Committee believes that compensation programs must be structured to attract and retain talented executives.

BASE SALARY

     It is the Committee's policy to position base executive salaries annually at levels that are competitive within the industry, with consideration for industry standards, individual performance and scope of responsibility in relation to other officers and key executives within the Company. These factors are considered subjectively in the aggregate and none of the factors is accorded a specific weight. In selected cases, other factors may also be considered.

     The Company became publicly held in January 1997, and the then current salary levels had been established by the governing board of the Company's predecessor. The Committee retained an independent consultant experienced in executive compensation programs to evaluate, among other things, the base salary levels of the Company's executives. The compensation levels in general were determined to approximate market, and no adjustments were made in 1997 salaries during 1997.

ANNUAL INCENTIVE (BONUS) PLAN

     The Company has adopted an Annual Incentive Plan for the payment of cash bonuses based on a combination of Company performance in relation to predetermined objectives and individual executive performance during the year.

     During the early months of each year, the Committee, together with the Chief Executive Officer, establishes target objectives for operating income and revenue for the year and individual bonus opportunities based on industry comparisons. Plan payouts in relation to targeted amounts are adjusted upward or downward based on the Company's performance in relation to targeted operating income and revenues. The greater weight is placed on actual operating income. Individual awards are then subject to increase or decrease by 50% based on the individual performance of the executive during the year. Individual targeted bonus opportunities (before adjustment for Company and individual performance) ranged from approximately 15% to 50% of base salary during 1997.

     At year end, both Company and individual performance are assessed. During 1997, the Company exceeded both targeted revenues and operating income, and incentive awards were increased by approximately 12% based on the performance of the Company in relation to the targeted objectives. The Committee then increased the individual awards for the Chief Executive Officer, Chief Financial Officer and the two Senior Vice Presidents by 50%, based on their extremely high level of performance during 1997. The Chief Executive Officer determined the personal performance levels of the other key executives of the Company.

LONG TERM INCENTIVES

     The Committee is committed to a long-term incentive program for executives, which will encourage participants to promote the long-term growth of the Company. The Committee believes that the management employees should be rewarded with a proprietary interest in the Company for continued outstanding long-term performance and to attract, motivate and retain qualified and capable executives.

     The Company had no equity incentive plan in place when it completed its initial public offering of Common Stock in January 1997. The senior executives and other employees, therefore, received no stock options or similar equity incentives in connection with the initial public offering. The Committee believes that the absence of an incentive equity program placed the Company's executives at somewhat of a disadvantage in relation to executives at many other newly public companies, for which such options are frequently granted. In lieu of stock options, the Committee recommended, and the Board adopted, a special one-time deferred cash compensation award for executives in the aggregate amount of approximately $960,000. Of the total awards, each key executive received one-third of his or her award in December 1997, and additional installments will be paid in December 1998 and 1999. The 1998 and 1999 payments are conditioned upon the executive remaining in the employment of the Company.

     In November 1997, the Board adopted The 1997 Equity Participation Plan of the Company. Under this Plan, the Committee may grant, at its discretion, awards to participants in the form of non-qualified stock options, incentive stock options, a combination thereof or other equity incentives. The maximum number of shares subject to the Plan are 1,250,000 shares. The Plan is subject to the approval of the stockholders at the Annual Meeting. No options were granted under this Plan in 1997. In February 1998, the Committee granted options to purchase an aggregate of 207,590 shares of Common Stock, subject to stockholder approval of the Plan. These options were granted at an exercise price equal to the fair market value of the Common Stock on the date of grant and become exercisable in three cumulative annual installments commencing one year after the date of grant.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     Mr. Zuk's base salary is set by the terms of his Employment Agreement with the Company, which has been in effect for a number of years and renewed annually by the directors to adjust his then current salary and to extend the term for an additional year. During 1997, the base annual salary was $435,200, which the Committee has increased to $475,000 for 1998. The base salary is also subject to an annual increase based on increases in the cost of living index during the five-year term of the Agreement.

     Mr. Zuk is eligible to participate in all of the Company's annual and long-term incentive programs. The Committee considers industry standards and annual performance with respect to goals established by the Committee in determining awards to Mr. Zuk under these programs. In establishing the 1997 bonus for Mr. Zuk, the Committee considered (i) his oversight of operating performance of the Company during its initial year as a publicly held stock corporation, (ii) his strengthening of the organization structure and management team and (iii) his leadership in expanding the operations of the Company to other insurance lines and geographical areas. On the criteria of leadership, management and governance, it is the Committee's judgment that Mr. Zuk's 1997 performance was above expectations. In addition, the actual operating results exceeded the targeted objectives. The amount of the Annual Incentive Plan bonus and the special 1997 long-term cash incentive plan award reflect the Committee's evaluation of these factors.

     The Revenue Reconciliation Act of 1993 placed certain limits on the tax deductibility of non-performance-based executive compensation. The Committee intends that, to the extent practicable, executive compensation be deductible for federal income tax purposes provided doing so would be consistent with the other compensation objectives.

February 25, 1998.                        COMPENSATION COMMITTEE

                                          Mitchell S. Karlan, M.D. (Chairman)
                                          Wendell L. Moseley, M.D.
                                          Willis T. King, Jr.

                             EXECUTIVE COMPENSATION

     The following Summary Compensation Table sets forth information concerning the compensation of (i) the Company's President and Chief Executive Officer and
(ii) the three other most highly compensated executive officers of the Company (collectively, the "Named Executive Officers"), for the years ended December 31, 1995, 1996 and 1997. During such time periods, the Named Executive Officers were compensated by SCPIE Management Company, which is now a subsidiary of the Company and currently employs all executives of the Company and its subsidiaries. The Company was organized as a Delaware corporation in February 1996 and consequently did not pay any cash compensation to its executive officers for the years ended December 31, 1995 and 1996.

                           SUMMARY COMPENSATION TABLE

        NAME AND PRINCIPAL                                        OTHER ANNUAL        ALL OTHER
            POSITIONS               YEAR    SALARY    BONUS(1)   COMPENSATION(2)   COMPENSATION(3)
        ------------------          ----   --------   --------   ---------------   ---------------
Donald J. Zuk.....................  1997   $435,122   $476,453       $4,331            $34,713
President and Chief Executive
  Officer                           1996    416,262    100,000        4,012             31,777
                                    1995    391,378     52,085        1,581             28,970
Joseph P. Henkes..................  1997   $217,861   $190,931           --            $13,072
Senior Vice President, Operations
  and                               1996    200,000     65,000           --             12,000
  Actuarial Services and Secretary  1995    190,000      5,000           --             11,400
Patrick S. Grant..................  1997   $199,846   $175,166           --            $11,991
Senior Vice President, Marketing    1996    180,000     65,000           --             10,800
                                    1995    165,000     15,000           --              9,990
Patrick T. Lo.....................  1997   $163,538   $140,233           --            $ 9,812
Vice President and Chief Financial  1996    146,879     40,000           --              8,813
  Officer                           1995    131,000     10,000           --              7,860

---------------
(1) The Company did not issue any equity incentives to its executive officers during 1997. In lieu of such equity incentives, the Company made a special one-time cash award to its key executive officers. The award vests in three equal installments on December 31, 1997, 1998 and 1999, provided that the key executive officer to whom such award was made is still employed by the Company on such dates. The initial installment is included in the "Bonus" column and is $108,800, $43,600, $40,000 and $30,833 for Messrs. Zuk,
    Henkes, Grant and Lo, respectively.

(2) Other Annual Compensation for Mr. Zuk consists of payments for medical expenses that are in addition to those covered by the Company's medical benefit plans.

(3) All Other Compensation consists of Company contributions to the SMC Cash Accumulation Plan of SCPIE (the "401(k) Plan") for each Named Executive Officer and expenses related to a vehicle provided to Mr. Zuk by the Company.

EMPLOYMENT AGREEMENT

     SCPIE Management Company has in effect an employment agreement (the "Employment Agreement") with Mr. Zuk, which is guaranteed by the Company. The Employment Agreement provides for a term expiring on December 31, 2002, at a current salary of $482,834 per annum, with annual increases indexed to increases in the Consumer Price Index for the preceding calendar year. The Employment Agreement also provides for payment of discretionary bonuses, subject to the approval of the Company. In the event of termination of the Employment Agreement by SCPIE Management Company, severance pay of up to two years' salary is due under certain circumstances. Mr. Zuk may also terminate the Employment Agreement at any time, with or without cause, upon 90 days' written notice to SCPIE Management Company. No other employment agreements currently exist.

COMPENSATION PLANS

     401(k) Plan. Following the Reorganization, the Company has assumed the 401(k) Plan of the Exchange. The 401(k) Plan offers eligible employees of SCPIE Management Company an opportunity to contribute to the 401(k) Plan on a regular basis through payroll deductions in amounts equal to but not greater than 15% of their compensation. The 401(k) Plan's benefits are based on amounts contributed and individual account investment performance. All full-time employees of SCPIE Management Company (defined as employees whose work week constitutes at least 38 3/4 hours) who are over age 21 years are eligible to participate in the 401(k) Plan.

     The Company matches 100% of an employee's contribution to the 401(k) Plan up to 6% of such employee's compensation. The amount of matching contributions made by the Company for the fiscal years ended December 31, 1997, 1996 and 1995 were $479,000, $418,000, and $389,000 respectively. In addition, the Company may make discretionary contributions to the 401(k) Plan to be allocated among the employees' accounts on the basis of their relative levels of compensation.

     Pension Benefits. Following the Reorganization, the Company has assumed two retirement plans that provide pensions for employees of the Company. The SCPIE Management Company Retirement Income Plan (the "Retirement Plan") is an employee non-contributory tax qualified defined benefit plan that provides each employee with a basic annual benefit at normal retirement (age 65) equal to 1.15% of the employee's earnings for each year of service after 1989 (subject to applicable law limitations on the amount of earnings which may be considered for benefit accrual purposes under tax qualified plans) while with the Company and the employee's benefit accrued under a prior plan of SCPIE Management Company. Employees attaining age 35 or attaining age 21 and having completed one year of service are eligible to participate in the Retirement Plan. Benefits vest after five years of service. The Supplemental Retirement Plan for Selected Employees of SCPIE Management Company (the "Supplemental Plan") enhances the benefits under the Retirement Plan for selected employees of the Company (currently all 15 Vice Presidents and the President of SCPIE Management Company). The enhanced benefit under the Supplemental Plan provides an annual benefit at normal retirement age (age 65) equal to 1.5% of the average annual rate of earnings during the employee's 36 highest consecutive months in his or her last ten years of service immediately prior to retirement, multiplied by the employee's years of service with the Company or SCPIE Management Company, less the employee's benefits under the Retirement Plan and under a predecessor plan. In addition, the Supplemental Plan provides for a lump sum payment equal to the difference between (i) the amount of the benefits that the employee would have accrued under the 401(k) Plan if the Company's contribution allocated to the employee's account had not been limited by certain provisions of the Code that limit the amount which can be allocated to the employee's account under the 401(k) Plan and the amount of each employee's annual compensation which can be taken into account under the 401(k) Plan and (ii) the amount of the benefits accrued by the employee under the 401(k) Plan. The period of service under both the Retirement Plan and the Supplemental Plan includes any period of service with Johnson & Higgins, which formerly managed the business of the Company.

     The following table shows the estimated annual benefits payable under the Supplemental Plan and the Retirement Plan to Company employees in the higher salary classifications upon retirement:

 SUPPLEMENTAL PLAN
   REMUNERATION                        ESTIMATED ANNUAL BENEFIT($)
  (AVERAGE OF 36      --------------------------------------------------------------
HIGHEST CONSECUTIVE                YEARS OF CREDITED SERVICE AT AGE 65
MONTHS IN FINAL TEN   --------------------------------------------------------------
 YEARS OF SERVICE)      10         15         20         25         30         35
-------------------   -------   --------   --------   --------   --------   --------
     $100,000         $15,000   $ 22,500   $ 30,000   $ 37,500   $ 45,000   $ 52,500
     $150,000          22,500     33,750     45,000     56,250     67,500     78,750
     $200,000          30,000     45,000     60,000     75,000     90,000    105,000
     $250,000          37,500     56,250     75,000     93,750    112,500    131,250
     $300,000          45,000     67,500     90,000    112,500    135,000    157,500
     $350,000          52,500     78,750    105,000    131,250    157,500    183,750
     $400,000          60,000     90,000    120,000    150,000    180,000    210,000
     $450,000          67,500    101,250    135,000    168,750    202,500    236,250
     $500,000          75,000    112,500    150,000    187,500    225,000    262,500

     The amounts shown in the table are straight life annuities payable under the plans without reduction for the joint and survivor annuity. Retirement benefits listed in the table are not subject to any deduction for Social Security benefits, but are reduced by any pension amounts payable to the employee under a Johnson & Higgins retirement plan.

     The earnings subject to the retirement plans for each of the executive officers in the Summary Compensation Table is determined from the compensation amounts shown under "Salary," but not the amounts shown under "Bonus." As of December 31, 1997, the years of service of Messrs. Zuk, Henkes, Grant and Lo are 31 years, 11 years, 26 years and 7 years, respectively.

     Frozen Retirement Plan for Members of the SCPIE Board of Governors. The Exchange has maintained the SCPIE Retirement Plan for Outside Governors and Affiliated Directors (the "Board of Governors' Retirement Plan"), a nonqualified supplemental retirement plan that provides a $12,000 annual retirement benefit for members of the SCPIE Board of Governors and directors of affiliated entities who have at least five years of service as defined in the Board of Governors' Retirement Plan. After the Reorganization, the Exchange's obligations under the Board of Governors' Retirement Plan have become the obligations of a subsidiary of the Company. Participation in the Board of Governors' Retirement Plan was frozen on December 31, 1996. Any persons receiving benefits on that date continue to receive them. All other eligible persons under the Board of Governors' Retirement Plan became 100% vested in the benefits accrued prior to that date and no additional benefits will accrue after that date. No additional individuals, including directors of the Company or its subsidiaries, will be eligible to participate in the Board of Governors' Retirement Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company has employed in the past, and intends to employ in the future, the law firm of Latham & Watkins to perform legal services. Donald P. Newell, a director of the Company, is a partner of Latham & Watkins.

STOCK PERFORMANCE GRAPH

     The graph below compares the cumulative total stockholder return on the shares of Common Stock of the Company (SKP) for the period from January 29, 1997, through December 31, 1997, with the cumulative total return on the Standard and Poor's 500 Index (the "S&P 500 Index") and the SNL All Property & Casualty Insurance Index (the "SNL Index") over the same period (assuming the investment of $100 in the Company's Common Stock, the S&P 500 Index and the SNL Index on January 29, 1997, and the reinvestment of all dividends).

                                                                            SNL All Property
        Measurement Period            SCPIE Holding                            & Casualty
      (Fiscal Year Covered)               Inc.               S&P 500         Insurance Index
1/29/97                                  100.00              100.00              100.00
3/31/97                                  112.58               98.36               99.96
6/30/97                                  153.07              115.54              119.20
9/30/97                                  169.55              124.19              133.54
12/31/97                                 159.84              127.77              141.69

                                   PROPOSAL 2

                          APPROVAL OF THE ADOPTION OF
               THE 1997 EQUITY PARTICIPATION PLAN OF THE COMPANY

     At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon a proposal to approve the adoption of The 1997 Equity Participation Plan (the "Equity Plan") of the Company described herein. The Equity Plan was adopted by the Board of Directors on November 5, 1997, subject to approval by the stockholders at the Annual Meeting.

GENERAL NATURE AND PURPOSES OF THE EQUITY PLAN

     The principal purposes of the Equity Plan are to provide incentives for officers, employees and consultants of the Company and its subsidiaries through granting of options, restricted stock and other awards ("Awards"), thereby stimulating their personal and active interest in the Company's development and financial success, and inducing them to remain in the Company's employ. In addition to Awards made to officers, employees or consultants, the Equity Plan provides for the granting of options ("Director Options") to the Company's non-employee directors pursuant to a formula, as described in further detail below.

     A brief description of the principal features of the Equity Plan follows, but the description is qualified in its entirety by reference to the Equity Plan itself, a copy of which is included as Exhibit A to this Proxy Statement.

SECURITIES SUBJECT TO THE EQUITY PLAN

     The aggregate number of shares of Common Stock (or the equivalent in other equity securities) which may be issued upon exercise of options, stock appreciation rights ("SARs"), and other Awards, or upon vesting of restricted or deferred stock awards granted under the Equity Plan shall not exceed 1,250,000. Furthermore, the maximum number of shares which may be subject to options or SARs granted under the Equity Plan to any individual in any calendar year cannot exceed 250,000.

     The shares available under the Equity Plan upon exercise of stock options, SARs and other Awards, and for issuance as restricted or deferred stock Awards, may be either previously unissued shares or treasury shares, and may be equity securities of the Company other than Common Stock. The Committee (or the Company's Board of Directors with respect to Director Options) has the discretion to make appropriate adjustments in the number and kind of securities subject to the Equity Plan and to outstanding Awards thereunder to reflect dividends or other distributions; a recapitalization, reclassification, stock split, reverse stock split, or reorganization, merger or consolidation of the Company; the split-up, spin-off, combination, repurchase, liquidation or dissolution of the Company; or disposition of all or substantially all of the assets of the Company or exchange of Common Stock or other securities of the Company; or other similar corporate transaction or event (an "extraordinary corporate event").

     At March 10, 1998, options covering an aggregate of 207,590 shares of the Company's Common Stock had been granted under the Equity Plan, and 1,042,410 shares remained available for future grant under the Equity Plan, assuming stockholder approval of the adoption of the Equity Plan.

     If any portion of a stock option, SAR or other Award terminates or lapses unexercised, or is cancelled upon grant of a new option, SAR or other Award (which may be at a higher or lower exercise price than the option, SAR or other Award so cancelled), the shares which were subject to the unexercised portion of such option, SAR or other Award, will continue to be available for issuance under the Equity Plan.

ADMINISTRATION OF THE PLAN

     The Equity Plan will be administered by the Compensation Committee of the Company's Board of Directors or a subcommittee thereof (the "Committee") with respect to options and other awards granted to employees or consultants and by the full Board of Directors with respect to Director Options. The Committee will consist of at least two members of the Board of Directors, each of whom is a "non-employee director" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"). Subject to the terms and conditions of the Equity Plan, the Committee has the authority to select the persons to whom awards are to be made, to determine the number of shares to be subject thereto and the terms and conditions thereof, and to make all other determinations and to take all other actions necessary or advisable for the administration of the Equity Plan. Similarly, the Board of Directors of the Company has discretion to determine the terms and conditions of Director Options and to interpret and administer the Equity Plan with respect to such options. The Committee (or the Board of Directors with respect to Director Options) is also authorized to adopt, amend, interpret and revoke rules relating to the administration of the Equity Plan.

TERM OF EQUITY PLAN AND AMENDMENTS

     The Equity Plan will expire on November 4, 2007, unless earlier terminated. Amendments of the Equity Plan to increase the number of shares as to which Awards may be made (except for adjustments resulting from stock splits and the like, and mergers, consolidations and other corporate transactions) require the approval of the Company's stockholders. In all other respects the Equity Plan can be amended, modified, suspended or terminated by the Committee or the Board of Directors, unless such action would otherwise require stockholder approval as a matter of applicable law, regulation or rule. Amendments of the Equity Plan will not, without the consent of the participant, affect such person's rights under an Award previously awarded, unless the Award agreement governing such Award itself otherwise expressly so provides.

ELIGIBILITY

     Options, SARs, restricted stock and other Awards under the Equity Plan may be granted to individuals who are then officers or other employees of the Company or any of its present or future subsidiaries. Such Awards also may be granted to consultants of the Company selected by the Committee for participation in the Equity Plan. Approximately 20 employees are eligible to participate in the Equity Plan. More than one option, SAR or other Award may be granted to an employee or consultant, but to the extent the aggregate fair market value of stock with respect to which ISOs (as defined herein) (determined without regard to the vesting limitations contained in Section 422(d) of the
Code) are exercisable for the first time by an optionee during any calendar year exceeds $100,000, such options will be taxed as nonqualified stock options. For this purpose, the fair market value of stock shall be determined as of the time the option is granted. Non-employee directors of the Company and its subsidiaries may be granted NQSOs (as defined herein) in accordance with the Equity Plan.

PAYMENT FOR SHARES

     The exercise or purchase price for all options, SARs, restricted stock and other Awards that provide a right to acquire Common Stock, together with any applicable tax required to be withheld, must be paid in full in cash at the time of exercise or purchase or may, with the approval of the Committee (or the Board of Directors with respect to Director Options), be paid in whole or in part in shares of Common Stock valued at their fair market value on the date of exercise (which may, except with respect to incentive stock options, include an assignment of the right to receive the cash proceeds from the sale of Common Stock subject to an option or other right pursuant to a "cashless exercise" procedure) or by delivery of other property, or by a recourse promissory note payable to the Company, or by a combination of the foregoing.

AWARDS UNDER THE EQUITY PLAN

     The Equity Plan provides that the Committee may grant or issue stock options, SARs, restricted stock, deferred stock, dividend equivalents, performance awards, stock payments and other stock related benefits, or any combination thereof.

     Nonqualified Stock Options ("NQSOs"). NQSOs will provide for the right to purchase Common Stock at a specified price which, except with respect to NQSOs intended to qualify as performance-based compensation under Section 162(m) of the Code, may be less than fair market value on the date of grant (but not less than par value), and usually will become exercisable (in the discretion of the Committee, or the Board of Directors with respect to Director Options) in one or more installments after the grant date, subject to the participant's continued provision of services to the Company and/or subject to the satisfaction of individual or Company performance targets established by the Committee (or the Board of Directors with respect to Director Options). NQSOs may be granted for any term specified by the Committee (or the Board of Directors with respect to Director Options).

     Incentive Stock Options ("ISOs"). ISOs will be designed to comply with the provisions of the Code and will be subject to certain restrictions contained in the Code. Among such restrictions, ISOs must have an exercise price not less than the fair market value of a share of Common Stock on the date of grant, may only be granted to employees, must expire within a specified period of time following the Optionee's termination of employment, and must be exercised within the ten years after the date of grant; but may be subsequently modified to disqualify them from treatment as ISOs. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of stock of the Company, the Equity Plan provides that the exercise price must be at least 110% of the fair market value of a share of Common Stock on the date of grant and the ISO must expire upon the fifth anniversary of the date of its grant.

     Restricted Stock. The Committee is authorized to determine (i) which key employees and consultants of the Company or any subsidiary should be issued restricted stock, (ii) the number of shares of restricted stock to be issued to such key employees and consultants and (iii) the terms and conditions applicable to such restricted stock, consistent with the Equity Plan. Restricted stock issued under the Equity Plan is subject to such restrictions as the Committee may provide in the terms of each individual restricted stock agreement, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however, that the Committee may remove any or all of such restrictions after issuance of the restricted stock. Restricted stock, typically, may be repurchased by the Company at the original purchase price if the conditions or restrictions are not met and in the event of the grantee's termination of employment or consultancy, although the Committee may make exceptions, based on the reason for termination or on other factors. In general, restricted stock may not be sold, or otherwise transferred or hypothecated, until restrictions are removed or expire and in no event until at least six months and one day have elapsed from the date on which the restricted stock was issued.

     Deferred Stock. Deferred stock may be awarded to participants, typically without payment of consideration, but subject to vesting conditions based on continued employment or on performance criteria established by the Committee. Like restricted stock, deferred stock may not be sold, or otherwise transferred or hypothecated, until vesting conditions are removed or expire. Unlike restricted stock, deferred stock will not be issued until the deferred stock award has vested, and recipients of deferred stock generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied.

     SARs. The Committee may grant SARs having terms and conditions consistent with the Equity Plan to employees or consultants in connection with options or other awards, or separately. SARs granted by the Committee in connection with stock options entitle the optionee to surrender unexercised to the Company a portion of the option which with the SAR relates in exchange for an amount determined by multiplying (i) the difference obtained by subtracting the option purchase price from the fair market value of a share of Common Stock on the date of exercise of the SAR by (ii) the number of shares of Common Stock with respect to which the SAR has been exercised. SARs granted by the Committee independent of options granted under the Equity Plan entitle to grantee to exercise all or a specified portion of the SAR (at the exercise price per share of Common Stock subject to such SAR set by the Committee) in exchange for an amount determined by multiplying (i) the difference obtained by subtracting the SAR purchase price from the fair market value of a share of Common Stock on the date of exercise of the SAR by (ii) the number of shares of Common Stock with respect to which the SAR has been exercised. The amounts determined above may be paid by the grantee of an SAR in cash, in Common Stock (based on its fair market value as of the date the SAR is exercised) or a combination of both, as determined by the Committee.

     Except as required by Section 162(m) of the Code with respect to an SAR intended to qualify as performance-based compensation as described in Section 162(m) of the Code, there are no restrictions specified in the Equity Plan on the exercise of SARs or the amount of gain realizable therefrom, although restrictions may be imposed by the Committee in the SAR agreements. The Committee may elect to pay SARs in cash or in Common Stock or in a combination of both. Generally, an SAR which is unrelated to an option granted under the Equity Plan will not be exercisable during the first six months after such SAR is granted if the grantee is then subject to Section 16 of the Exchange Act.

     Dividend Equivalents. The Committee may grant dividend equivalents to any key employee or consultant selected by the Committee based on the dividends declared on Common Stock during the period between the date an option, SAR, deferred stock or performance award is granted, and the date such option, SAR, deferred stock or performance award is exercised, vests or expires, as determined by the Committee. With respect to dividend equivalents granted with respect to options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code, such dividend equivalents will be payable regardless of whether such option is exercised.

     Performance Awards. The Committee may grant performance awards to any key employee or consultant selected by the Committee. Generally, these Awards will be based upon specific performance targets and may be paid in cash or in Common Stock or in a combination of both. Performance awards may include "phantom" stock awards that provide for payments based upon increases in the price of the Company's Common Stock over a predetermined period. Performance awards may also include bonuses which may be granted by the Committee on an individual or group basis and which may be payable in cash or in Common Stock or in a combination of both.

     Stock Payments. The Committee may grant stock payments to any key employee or consultant of the Company in the form of shares of Common Stock or an option or other right to purchase Common Stock as part of a deferred compensation arrangement in lieu of all or any part of compensation, including bonuses, that would otherwise be payable in cash to the key employee or consultant.

     Agreements; Consideration to the Company. Each Award will be set forth in a separate agreement with the person receiving the Award and will indicate the type, terms and conditions of the Award. The dates on which options or other Awards under the Equity Plan first become exercisable and on which they expire will be set forth in individual Award agreements setting forth the terms of the Awards. Such agreements generally will provide that options and other Awards expire upon termination of the participant's status as an employee, consultant or director, although the Committee may provide that options or other Awards granted to employees or consultants continue to be exercisable following a termination without cause, or following a Change in Control of the Company (as defined in the Equity Plan), or because of the grantee's retirement, death, disability or otherwise.

     In consideration of the granting of an option, SAR or other Award under the Equity Plan, the employee, consultant or non-employee director to whom such option, SAR or other Award is granted will agree, in such agreement, to remain in the employ or (or to consult for or to serve as a non-employee director of, as applicable) the Company or any subsidiary for a period of at least one year (or such shorter period as may be fixed in the agreement or by action of the Committee, or the Board of Directors with respect to Director Options, following the grant of the option, SAR or other Award) after the option, SAR or other Award is granted. Nothing in the Equity Plan or in any such agreement will confer upon any optionee any right to continue in the employ of, or as a consultant for, or as a director of the Company or any subsidiary, or will interfere with or restrict in any way the rights of the Company or any subsidiary to discharge any optionee at any time for any reason whatsoever, with or without cause.

DIRECTOR OPTIONS

     Director Options are NQSOs granted to non-employee directors of the Company or one of its subsidiaries pursuant to a formula. Under the formula in the Equity Plan, all persons who, as of the date of the Annual Meeting, are non-employee directors, and any person who, during the term of the Equity Plan is initially elected to the Board of Directors of the Company or a subsidiary and is a non-employee director at the time of such initial election, automatically shall be granted an NQSO to purchase 5,000 shares of Common Stock. During the term of the Equity Plan, each nonemployee director shall automatically be granted an NQSO to purchase 1,000 shares of Common Stock on the date of each subsequent Annual Meeting of Stockholders. Directors who are employees of the Company or a subsidiary who subsequently terminate employment with the Company or such subsidiary and remain a director will not receive an initial NQSO grant as a non-employee director, but to the extent they are otherwise eligible, will receive NQSOs as described in the preceding sentence after such termination of employment. The exercise price of the Director Options shall be the fair market value of a share of Common Stock on the date of grant. Each Director Option shall become exercisable in cumulative annual installments of one-third on each of the first, second and third anniversaries of the date of grant, subject to the director's continued service as a director; provided, however, that in the case of a director's death, permanent and total disability or retirement required by age limits imposed on directorships, all Director Options granted to such director will become fully vested and exercisable. Notwithstanding the foregoing, no portion of a Director Option shall be exercisable after the tenth anniversary of the date of grant and no portion of a Director Option shall be exercisable upon the expiration of one year (or in certain cases three months) following termination of the director's services as director of the Company or a subsidiary.

GENERAL TERMS OF AWARDS UNDER THE EQUITY PLAN

     Non-Assignability. No option, SAR or other Award granted under the Equity Plan may be assigned or transferred by the grantee, except by will, the laws of descent and distributions or pursuant to a qualified domestic relations order, although the shares underlying such Awards may be transferred if all applicable restrictions have lapsed. During the lifetime of the holder of any option or right, the option or right may be exercised only by the holder.

     Adjustments Upon Change in Capitalization. The Committee (or the Board of Directors with respect to Director Options) has the discretion to make appropriate adjustments in the number and kind of securities subject to the Equity Plan and to outstanding awards thereunder to reflect dividends or other distributions; a recapitalization, reclassification, stock split, reverse stock split, or reorganization, merger or consolidation of the Company; the split-up, spin-off, combination, repurchase, liquidation or dissolution of the Company; or disposition of all or substantially all of the assets of the Company or exchange of Common Stock or other securities of the Company; or other similar corporate transaction or event (an "extraordinary corporate event").

     Extraordinary Corporate Events. The Committee (or the Board of Directors with respect to Director Options) has discretion under the Equity Plan to provide that options and other rights to acquire Common Stock will expire at specified times following, or become exercisable in full upon, the occurrence of certain specified "extraordinary corporate events;" but in such event the Committee (or the Board of Directors with respect to Director Options) may also give optionees and other grantees the right to exercise their outstanding options or rights in full during some period prior to such event, even though the options or other Awards have not yet become fully exercisable, and the Committee (or the Board of Directors with respect to Director Options) may also provide that all restrictions imposed on some or all shares of restricted stock and/or deferred stock shall lapse, and some or all shares of restricted stock may cease to be subject to the Company's right to repurchase after such event.

     Transfer Restrictions. The Committee (or the Board of Directors with respect to Director Options), in its discretion, may impose such restrictions on the transferability of the shares purchasable upon the exercise of an option as it deems appropriate. Any such other restriction shall be set forth in the respective stock option agreement and may be referred to on the certificates evidencing such shares. The Committee may require the employee to give the Company prompt notice of any disposition of shares of stock, acquired by exercise of an ISO, within two years from the date of granting such option or one year after the transfer of such shares to such employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an ISO refer to such requirement to give prompt notice of disposition.

     Loans to Plan Participants. The Equity Plan specifies that the Company may make loans to participants to enable them to exercise options, purchase shares or realize the benefits of other Awards granted under the Equity Plan. The terms and conditions of such loans, if any are made, are to be set by the Committee (or the Board of Directors with respect to Director Options).

     Withholding Tax Obligations. As a condition to the issuance or delivery of stock or payment of other compensation pursuant to the exercise or lapse of restrictions of any option or other Award granted under the Equity Plan, the Company requires participants to discharge applicable withholding tax obligations. Shares held by or to be issued to a participant may also be used to discharge tax withholding obligations related to exercise of options or receipt of other Awards, subject to the discretion of the Committee to disapprove such use. In addition, the Committee may grant to employees a cash bonus in the amount of any tax related to awards.

SECURITIES LAW

     The Equity Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act") and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. The Equity Plan will be administered, and options will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Equity Plan and options granted thereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES WITH RESPECT TO THE EQUITY PLAN

     The tax consequences of the Equity Plan under current federal law are summarized in the following discussion which deals with the general tax principles applicable to the Equity Plan, and is intended for general information only. Alternative minimum tax and state and local income taxes are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The tax information summarized is not tax advice.

     Nonqualified Stock Options. For federal income tax purposes, an optionee generally will not recognize taxable income on the grant of an NQSO under the Equity Plan, but will recognize ordinary income, and the Company generally will be entitled to a deduction, upon the exercise of an NQSO. The amount of income recognized (and the amount generally deductible by the Company) generally will be equal to the excess, if any, of the fair market value of the shares at the time of exercise over the aggregate exercise price paid for the shares, regardless of whether the exercise price is paid in cash or in shares or other property. An optionee's basis for the stock for purposes of determining his or her gain or loss upon a subsequent disposition of the shares generally will be the fair market value of the stock on the date of exercise of the NQSO, and any subsequent gain or loss will generally be taxable as capital gains or losses.

     Incentive Stock Options. An optionee generally will not recognize taxable income upon either the grant or exercise of an ISO; however, the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price will be an "item of tax preference" for the optionee. Generally, upon the sale or other taxable disposition of the shares of the Common Stock acquired upon exercise of an ISO, the optionee will recognize income taxable as capital gains in an amount equal to the excess, if any, of the amount realized in such disposition over the option exercise price, provided that no disposition of the shares has taken place within either (a) two years from the date of grant of the ISO or (b) one year from the date of exercise. If the shares of Common Stock are sold or otherwise disposed of before the end of the one-year and two-year periods specified above, the difference between the ISO exercise price and the fair market value of the shares on the date of exercise generally will be taxable as ordinary income; the balance of the amount realized from such disposition, if any, generally will be taxed as capital gain. If the shares of Common Stock are disposed of before the expiration of the one-year and two-year periods and the amount realized is less than the fair market value of the shares at the date of exercise, the optionee's ordinary income generally is limited to excess, if any, of the amount realized in such disposition over the option exercise price paid. The Company (or other employer corporation) generally will be entitled to a tax deduction with respect to an ISO only to the extent the optionee has ordinary income upon sale or other disposition of the shares of Common Stock.

     Stock Appreciation Rights. No taxable income is generally recognized upon the receipt of an SAR, but upon exercise of the SAR the fair market value of the shares (or cash in lieu of shares) received generally will be taxable as ordinary income to the recipient in the year of such exercise. The Company generally will be entitled to a compensation deduction for the same amount which the recipient recognizes as ordinary income.

     Restricted Stock and Deferred Stock. An employee to whom restricted or deferred stock is issued generally will not recognize taxable income upon such issuance and the Company generally will not then be entitled to a deduction, unless, in the case of restricted stock, an election is made under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the employee generally will recognize ordinary income and the Company generally will be entitled to a deduction for an amount equal to the excess of the fair market value of the shares at the date such restrictions lapse over the purchase price therefor. Similarly, when deferred stock vests and is issued to the employee, the employee generally will recognize ordinary income and the Company generally will be entitled to a deduction for the amount equal to the fair market value of the shares at the date of issuance. If an election is made under
Section 83(b) with respect to qualifying restricted stock, the employee generally will recognize ordinary income at the date of issuance equal to the excess, if any, of the fair market value of the shares at that date over the purchase price therefor and the Company will be entitled to a deduction for the same amount. The Code does not permit a Section 83(b) election to be made with respect to deferred stock.

     Dividend Equivalents. A recipient of a dividend equivalent award generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When a dividend equivalent is paid, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction.

     Performance Awards. A participant who has been granted a performance award generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When an award is paid, whether in cash or Common Stock, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction.

     Stock Payments. A participant who receives a stock payment in lieu of a cash payment that would otherwise have been made will generally be taxed as if the cash payment has been received, and the Company generally will be entitled to a deduction for the same amount.

     Deferred Compensation. Participants who defer compensation generally will recognize no income, gain or loss for federal income tax purposes when NQSOs are granted in lieu of amounts otherwise payable, and the Company will not be entitled to a deduction at that time. When and to the extent such NQSOs are exercised, the rules regarding NQSOs outlined above will generally apply.

     Section 162(m) Limitation. In general, under Section 162(m) of the Code ("Section 162(m)"), income tax deductions of publicly held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises, transfers of property and benefits paid under nonqualified plans) for certain executive officers exceeds $1 million (less the amount of any "excess parachute payments" as defined in Section 280G of the
Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain "performance-based compensation."

     Under Section 162(m), stock options and SARs will satisfy the "performance-based compensation" exception if the award of the options or SARs are made by a Board of Directors committee consisting solely of 2 or more "outside directors," the plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e. the option or SAR exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Other types of awards may only qualify as "performance-based compensation" if such awards are only granted or payable to the recipients based upon the attainment of objectively determinable and pre-established performance goals which are established by a qualifying committee and which relate to performance targets which are approved by the corporations's stockholders.

     The Equity Plan has been designed in order to permit the Committee to grant stock options and SARs which will qualify as "performance-based compensation." In addition, in order to permit Awards other than stock options and SARS to qualify as "performance-based compensation," the Equity Plan provides that the Committee may designate as "Section 162(m) Participants" certain employees whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code. The Committee may grant awards to Section 162(m) Participants that vest or become exercisable upon the attainment of performance targets which are related to one or more of the following performance goals: (i) net income either before or after taxes, (ii) market share, (iii) customer satisfaction, (iv) profits, (v) share price, (vi) earnings per share, (vii) total stockholder return, (viii) return on assets,
(ix) return on equity, (x) operating income, (xi) return on capital or investments, or (xii) economic value added (including, but not limited to, any or all of such measures in comparison to the Company's competitors, the industry, or some other comparator group).

OPTIONS GRANTED UNDER THE EQUITY PLAN

     On February 10, 1998, the Committee granted NQSOs to purchase 207,590 shares of Company Common Stock at an exercise price of $29.1875 per share (the market value per share of Company Common

Stock on the grant date), subject to the approval of the adoption of the Equity Plan by the stockholders at the Annual Meeting. Options to purchase a total of 129,800 shares of Company Common Stock were granted to the executive officers of the Company, including options to purchase 63,200 shares to Donald J. Zuk, options to purchase 25,400 shares to Joseph P. Henkes, options to purchase 23,200 shares to Patrick S. Grant, and options to purchase 18,000 shares to Patrick T. Lo. All key employees, including all current officers who are not executive officers (16 persons), as a group, received options to purchase 77,790 shares of Company Common Stock.

     If the Equity Plan had been in effect during 1997, the non-employee directors of the Company (11 persons), as a group, would have received NQSOs to purchase 55,000 shares of Company Common Stock pursuant to the terms of the Equity Plan.

     If the market value of the Company Common Stock on the date the adoption of the Equity Plan is approved by the stockholders, as reported at the close of business on such date by the New York Stock Exchange, is higher that $29.1875, the Company will incur an expense charge as of such date equal to the difference between such market price and $29.1875. On March 16, 1998, the closing price of the Company Common Stock on the New York Stock Exchange was $31.13 per share.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE ADOPTION OF THE 1997 EQUITY PARTICIPATION PLAN OF THE COMPANY.

                                   PROPOSAL 3

                   RATIFICATION OF APPOINTMENT OF ACCOUNTANTS

     The Board of Directors, upon the recommendation of the Audit Committee, has appointed Ernst & Young LLP as independent accountants for the Company and its subsidiaries for the current fiscal year ending December 31, 1998.

     A representative of Ernst & Young LLP is expected to attend the Annual Meeting and will have the opportunity to make a statement on behalf of the firm if he or she desires to do so. The representative is also expected to be available to respond to appropriate questions from stockholders.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998.

                     STOCKHOLDER PROPOSALS AND NOMINATIONS

     Proposals and nominations which stockholders intend to present at the 1999 Annual Meeting of Stockholders pursuant to Rule 14a-8 of the Proxy Rules of the SEC must be received by December 1, 1998, to be eligible for inclusion in the proxy material of that meeting.

                               OTHER INFORMATION

PROXY SOLICITATION

     Officers and other employees of the Company and its subsidiaries may solicit proxies by personal interview, telephone and telegram, in addition to the use of the mails. None of these individuals will receive special compensation for these services which will be performed in addition to their regular duties. The Company has also made arrangements with brokerage firms, banks, nominees and other fiduciaries to forward proxy solicitation materials for shares held of record by them to the beneficial owners of such shares. The Company will reimburse them for reasonable out-of-pocket expenses. The Company will pay the cost of all proxy solicitation.

MISCELLANEOUS

     The Company's management knows of no other matters that are to be brought before the Annual Meeting. If any other matters come properly before the Annual Meeting, the persons designated as proxies will vote on such matters in accordance with their best judgment.

     UPON THE WRITTEN REQUEST OF ANY PERSON WHOSE PROXY IS SOLICITED BY THIS PROXY STATEMENT, THE COMPANY WILL FURNISH TO SUCH PERSON WITHOUT CHARGE (OTHER THAN FOR EXHIBITS) A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1997, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, AS FILED WITH THE SEC. REQUESTS MAY BE MADE TO SCPIE HOLDINGS INC., 9441 W. OLYMPIC BOULEVARD, BEVERLY HILLS, CALIFORNIA 90212, ATTENTION: PATRICK LO.

                                          By order of the Board of Directors

                                          /s/ JOSEPH P. HENKES
                                          ----------------------------------
                                          Joseph P. Henkes
                                          Secretary

9441 W. Olympic Boulevard
Beverly Hills, California 90212
March 31, 1998

                                                                       EXHIBIT A
                       THE 1997 EQUITY PARTICIPATION PLAN
                                       OF
                              SCPIE HOLDINGS INC.

     SCPIE Holdings Inc., a Delaware corporation, has adopted the 1997 Equity Participation Plan of SCPIE Holdings Inc. (the "Plan"), effective November 5, 1997, for the benefit of its eligible employees, consultants and directors. The Plan consists of two plans, one for the benefit of key Employees (as such term is defined below) and consultants and one for the benefit of Independent Directors (as such term is defined below).

     The purposes of this Plan are as follows:

     (1) To provide an additional incentive for directors, key Employees and consultants to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

     (2) To enable the Company to obtain and retain the services of directors, key Employees and consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

                                   ARTICLE I

                                  DEFINITIONS

     1.1 General. Wherever the following terms are used in this Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

     1.2 Award Limit. "Award Limit" shall mean 250,000 shares of Common Stock, as adjusted pursuant to Section 10.3.

     1.3  Board. "Board" shall mean the Board of Directors of the Company.

     1.4 Change in Control. "Change in Control" shall mean a change in ownership or control of the Company effected through either of the following transactions:

          (a) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange
     Act) of securities possessing more than 20% of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept; or

          (b) there is a change in the composition of the Board over a period of 36 consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

     1.5  Code. "Code" shall mean the Internal Revenue Code of 1986, as amended.

     1.6 Committee. "Committee" shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 9.1.

     1.7 Common Stock. "Common Stock" shall mean the common stock of the Company, par value $.0001 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock. Debt securities of the Company convertible into Common Stock shall be deemed equity securities of the Company.

     1.8 Company. "Company" shall mean SCPIE Holdings Inc., a Delaware corporation.

     1.9 Corporate Transaction. "Corporate Transaction" shall mean any of the following stockholder-approved transactions to which the Company is a party:

          (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated, form a holding company or effect a similar reorganization as to form whereupon this Plan and all Options are assumed by the successor entity;

          (b) the sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, in complete liquidation or dissolution of the Company in a transaction not covered by the exceptions to clause (a), above; or

          (c) any reverse merger in which the Company is the surviving entity but in which securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred or issued to a person or persons different from those who held such securities immediately prior to such merger.

     1.10 Deferred Stock. "Deferred Stock" shall mean Common Stock awarded under Article VII of this Plan.

     1.11 Director. "Director" shall mean a member of (i) the Board or (ii) the Board of Directors of any corporation which is a Subsidiary.

     1.12 Dividend Equivalent. "Dividend Equivalent" shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under Article VII of this Plan.

     1.13 Employee. "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

     1.14 Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     1.15 Fair Market Value. "Fair Market Value" of a share of Common Stock as of a given date shall be (i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (ii) if Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by Nasdaq or such successor quotation system; or (iii) if Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Committee (or the Board, in the case of Options granted to Independent Directors) acting in good faith.

     1.16 Grantee. "Grantee" shall mean an Employee or consultant granted a Performance Award, Dividend Equivalent, Stock Payment or Stock Appreciation Right, or an award of Deferred Stock, under this Plan.

     1.17 Incentive Stock Option. "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

     1.18 Independent Director. "Independent Director" shall mean a Director who is not an Employee of the Company or of any corporation which is a Subsidiary.

     1.19 Non-Qualified Stock Option. "Non-Qualified Stock Option" shall mean an Option which is not designated as an Incentive Stock Option by the Committee.

     1.20 Option. "Option" shall mean a stock option granted under Article III of this Plan. An Option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors and consultants shall be NonQualified Stock Options.

     1.21 Optionee. "Optionee" shall mean an Employee, consultant or Independent Director granted an Option under this Plan.

     1.22 Performance Award. "Performance Award" shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Article VII of this Plan.

     1.23 Plan. "Plan" shall mean The 1997 Equity Participation Plan of SCPIE Holdings Inc.

     1.24 QDRO. "QDRO" shall mean a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

     1.25 Restricted Stock. "Restricted Stock" shall mean Common Stock awarded under Article VI of this Plan.

     1.26 Restricted Stockholder. "Restricted Stockholder" shall mean an Employee or consultant granted an award of Restricted Stock under Article VI of this Plan.

     1.27 Rule 16b-3. "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

     1.28 Section 162(m) Participant. "Section 162(m) Participant" shall mean any key Employee designated by the Committee as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

     1.29 Stock Appreciation Right. "Stock Appreciation Right" shall mean a stock appreciation right granted under Article VIII of this Plan.

     1.30  Stock Payment. "Stock Payment" shall mean a payment in the form of
(i) shares of Common Stock, or (ii) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to a key Employee or consultant in cash, awarded under Article VII of this Plan.

     1.31 Subsidiary. "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     1.32 Termination of Consultancy. "Termination of Consultancy" shall mean the time when the engagement of an Optionee, Grantee or Restricted Stockholder as a consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

     1.33 Termination of Directorship. "Termination of Directorship" shall mean the time when an Optionee who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

     1.34 Termination of Employment. "Termination of Employment" shall mean the time when the employee-employer relationship between an Optionee, Grantee or Restricted Stockholder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of an Optionee, Grantee or Restricted Stockholder by the Company or any Subsidiary, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and
(iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Terminations of Employment; provided, however, that, with respect to Incentive Stock Options unless otherwise determined by the Committee in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

                                   ARTICLE II

                             SHARES SUBJECT TO PLAN

     2.1  Shares Subject to Plan.

          (a) The shares of stock subject to Options, awards of Restricted Stock, Performance Awards, Dividend Equivalents, awards of Deferred Stock, Stock Payments or Stock Appreciation Rights shall be Common Stock, initially shares of the Company's Common Stock, par value $.0001 per share. The aggregate number of such shares which may be issued upon exercise of such Options or rights or upon any such awards under the Plan shall not exceed 1,250,000. The shares of Common Stock issuable upon exercise of such Options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares.

          (b) The maximum number of shares which may be subject to Options, awards of Restricted Stock, Performance Awards, Dividend Equivalents, awards of Deferred Stock, Stock Payments or Stock Appreciation Rights granted under the Plan to any individual in any calendar year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit.

     2.2 Add-back of Options and Other Rights. If any Option, or other right to acquire shares of Common Stock under any other award under this Plan, expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by this Plan, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section
2.1. Furthermore, any shares subject to Options or other awards which are adjusted pursuant to Section 10.3 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section
2.1. Shares of Common Stock which are delivered by the Optionee or Grantee or withheld by the Company upon the exercise of any Option or other award under this Plan, in payment of the exercise price thereof, may again be optioned, granted or awarded hereunder, subject to the limitations of Section
2.1. If any share of Restricted Stock is forfeited by the Grantee or repurchased by the Company pursuant to Section 6.6 hereof, such share may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under
Section 422 of the Code.

                                  ARTICLE III

                              GRANTING OF OPTIONS

     3.1 Eligibility. Any Employee or consultant selected by the Committee pursuant to Section 3.4(a)(i) shall be eligible to be granted an Option. Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Section 3.4(d).

     3.2 Disqualification for Stock Ownership. No person may be granted an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

     3.3 Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee.

     3.4  Granting of Options

          (a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of this Plan:

             (i) Determine which Employees are key Employees and select from among the key Employees or consultants (including Employees or consultants who have previously received Options or other awards under this Plan) such of them as in its opinion should be granted Options;

             (ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected key Employees or consultants;

             (iii) Subject to Section 3.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

             (iv) Determine the terms and conditions of such Options, consistent with this Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

          (b) Upon the selection of a key Employee or consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

          (c) Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code.

          (d) Each person who is an Independent Director as of the date the stockholders of the Company approve the Plan as provided in Section 10.4 automatically shall be granted (i) an Option to purchase 5,000 shares of Common Stock (subject to adjustment as provided in Section 10.3) on the effective date the Plan and (ii) an Option to purchase 1,000 shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of each subsequent annual meeting of stockholders. During the term of the Plan, a person who is initially elected a Director after the Plan is approved by the stockholders and who is an Independent Director at the time of such initial election automatically shall be granted (i) an Option to purchase 5,000 shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of such initial election and (ii) an Option to purchase 1,000 shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of each annual meeting of stockholders after such initial election. Directors who are employees of the Company or a Subsidiary who subsequently retire from the Company or such Subsidiary and remain a Director will not receive an initial Option grant pursuant to clause (i) of the preceding sentence, but to the extent that they are otherwise eligible, will receive, after retirement from employment with the Company or a Subsidiary, Options as described in clause (ii) of the preceding sentence. All the foregoing Option grants authorized by this Section 3.4(d) are subject to stockholder approval of the Plan.

                                   ARTICLE IV

                                TERMS OF OPTIONS

     4.1 Option Agreement. Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee (or the Board, in the case of Options granted to Independent Directors) shall determine, consistent with this Plan. Stock Option Agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

     4.2 Option Price. The price per share of the shares subject to each Option shall be set by the Committee; provided, however, that such price shall be no less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law, and (i) in the case of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted; (ii) in the case of Incentive Stock Options such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the
Code); (iii) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than ten percent of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code); and (iv) in the case of Options granted to Independent Directors, such price shall equal 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted.

     4.3 Option Term. The term of an Option shall be set by the Committee in its discretion; provided, however, that, (i) in the case of Options granted to Independent Directors, the term shall be ten years from the date the Option is granted, without variation or acceleration hereunder, but subject to Section 5.6, and (ii) in the case of Incentive Stock Options, the term shall not be more than ten years from the date the Incentive Stock Option is granted, or five years from such date if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Optionee, or amend any other term or condition of such Option relating to such a termination.

     4.4  Option Vesting

          (a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the Committee otherwise provides in the terms of the Option or otherwise, no Option shall be exercisable by any Optionee who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted; and provided, further, that Options granted to Independent Directors shall become exercisable in cumulative annual installments of 33% on each of the first, second and third anniversaries of the date of Option grant, without variation or acceleration hereunder except as provided in Sections 4.4(b) and 10.3. At any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option (except an Option granted to an Independent Director) vests.

          (b) No portion of an Option which is unexercisable at Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, shall thereafter become exercisable, except (i) as may be otherwise provided by the Committee in the case of Options granted to Employees or consultants either in the Stock Option Agreement or by action of the Committee following the grant of the Option, or (ii) in the case of Termination of Directorship by reason of death, permanent and total disability (within the meaning of Section 22(e)(3) of the Code) or retirement required by age limits imposed on directorships, each Option granted to an Independent Director shall become fully vested and exercisable as to all shares covered thereby upon such Termination of Directorship.

          (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation (within the meaning of Section 422 of the Code) of the Company) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.4(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

     4.5 Consideration. In consideration of the granting of an Option, the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company or any Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Stock Option Agreement or by action of the Committee, or Board in the case of Independent Directors, following grant of the Option) after the Option is granted. Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without good cause.

                                   ARTICLE V

                              EXERCISE OF OPTIONS

     5.1 Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee (or the Board, in the case of Options granted to Independent Directors) may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

     5.2 Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

          (a) A written notice complying with the applicable rules established by the Committee (or the Board, in the case of Options granted to Independent Directors) stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion of the Option;

          (b) Such representations and documents as the Committee (or the Board, in the case of Options granted to Independent Directors), in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee or Board may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

          (c) In the event that the Option shall be exercised pursuant to
     Section 10.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

          (d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Committee (or the Board, in the case of Options granted to Independent Directors), may in its discretion (i) allow a delay in payment up to 30 days from the date the Option, or portion thereof, is exercised;
     (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee or the Board; (vi) allow payment, in whole or in part, through the delivery of a notice that the Optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii), (iv), (v) and (vi). In the case of a promissory note, the Committee (or the Board, in the case of Options granted to Independent Directors) may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

     5.3 Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

          (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

          (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or Board shall, in its absolute discretion, deem necessary or advisable;

          (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee (or Board, in the case of Options granted to Independent Directors) shall, in its absolute discretion, determine to be necessary or advisable;

          (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee (or Board, in the case of Options granted to Independent Directors) may establish from time to time for reasons of administrative convenience; and

          (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

     5.4 Rights as Stockholders. The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

     5.5 Ownership and Transfer Restrictions. The Committee (or Board, in the case of Options granted to Independent Directors), in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within
(i) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Employee or (ii) one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

     5.6  Limitations on Exercise of Options Granted to Independent
Directors. No Option granted to an Independent Director may be exercised to any extent by anyone after the first to occur of the following events:

          (a) The expiration of 12 months from the date of the Optionee's death;

          (b) The expiration of 12 months from the date of the Optionee's Termination of Directorship by reason of such Optionee's permanent and total disability (within the meaning of Section 22(e)(3) of the Code);

          (c) The expiration of 12 months from the date of the Optionee's retirement;

          (d) The expiration of three months from the date of the Optionee's Termination of Directorship for any reason other than such Optionee's death, permanent and total disability, or retirement unless the Optionee dies within said three-month period; or

          (e) The expiration of ten years from the date the Option was granted.

                                   ARTICLE VI

                           AWARD OF RESTRICTED STOCK

     6.1 Eligibility. Subject to the Award Limit, Restricted Stock may be awarded to any Employee who the Committee determines is a key Employee or any consultant whom the Committee determines should receive such an award.

     6.2  Award of Restricted Stock

          (a) The Committee may from time to time, in its absolute discretion:

             (i) Determine which Employees are key Employees and select from among the key Employees or consultants (including Employees or consultants who have previously received other awards under this Plan) such of them as in its opinion should be awarded Restricted Stock; and

             (ii) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with this Plan.

          (b) The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

          (c) Upon the selection of a key Employee or consultant to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

     6.3 Restricted Stock Agreement. Restricted Stock shall be issued only pursuant to a written Restricted Stock Agreement, which shall be executed by the selected key Employee or consultant and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

     6.4 Consideration. As consideration for the issuance of Restricted Stock, in addition to payment of any purchase price, the Restricted Stockholder shall agree, in the written Restricted Stock Agreement, to remain in the employ of, or to consult for, the Company or any Subsidiary for a period of at least one year after the Restricted Stock is issued (or such shorter period as may be fixed in the Restricted Stock Agreement or by action of the Committee following grant of the Restricted Stock). Nothing in this Plan or in any Restricted Stock Agreement hereunder shall confer on any Restricted Stockholder any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Restricted Stockholder at any time for any reason whatsoever, with or without good cause.

     6.5 Rights as Stockholders. Subject to Section 6.6, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 6.8, the Restricted Stockholder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in his Restricted Stock Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 6.6.

     6.6 Restriction. All shares of Restricted Stock issued under this Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Restricted Stock Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however, that, unless the Committee otherwise provides in the terms of the Restricted Stock Agreement or otherwise, no share of Restricted Stock granted to a person subject to Section 16 of the Exchange Act shall be sold, assigned or otherwise transferred until at least six months and one day have elapsed from the date on which the Restricted Stock was issued; provided, further, that, except with respect to shares of Restricted Stock granted pursuant to Section 6.10, by action taken after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Restricted Stock Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. If no consideration was paid by the Restricted Stockholder upon issuance, a Restricted Stockholder's rights in unvested Restricted Stock shall lapse upon Termination of Employment or, if applicable, upon Termination of Consultancy with the Company; provided, however, that the Committee in its sole and absolute discretion may provide that such rights shall not lapse in the event of a Termination of Employment following a "change of ownership control" (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Restricted Stockholder's death or disability; provided, further, except with respect to shares of Restricted Stock granted pursuant to Section 6.10, the Committee in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment, or a Termination of Consultancy, without cause or following any change in control or ownership of the Company or because of the Restricted Stockholder's retirement, or otherwise.

     6.7 Repurchase of Restricted Stock. The Committee shall provide in the terms of each individual Restricted Stock Agreement that the Company shall have the right to repurchase from the Restricted Stockholder the Restricted Stock then subject to restrictions under the Restricted Stock Agreement immediately upon a Termination of Employment or, if applicable, upon a Termination of Consultancy between the Restricted Stockholder and the Company, at a cash price per share equal to the price paid by the Restricted Stockholder for such Restricted Stock; provided, however, that the Committee in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment following a "change of ownership or control" (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Restricted Stockholder's death or disability; provided, further, that, except with respect to shares of Restricted Stock granted pursuant to Section 6.10, the Committee in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment or a Termination of Consultancy without cause or following any change in control or ownership of the Company or because of the Restricted Stockholder's retirement, or otherwise.

     6.8 Escrow. The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Restricted Stock Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

     6.9 Legend. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Restricted Stock Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

     6.10  Provisions Applicable to Section 162(m) Participants.

          (a) Notwithstanding anything in the Plan to the contrary, the Committee may grant Restricted Stock to a Section 162(m) Participant, the restrictions with respect to which lapse upon the attainment of performance goals for the Company which are related to one or more of the following business criteria: (i) net income either before or after taxes, (ii) market share, (iii) customer satisfaction, (iv) profits, (v) share price, (vi) earnings per share, (vii) total stockholder return, (viii) return on assets, (ix) return on equity, (x) operating income, (xi) return on capital or investments, or (xii) economic value added (including, but not limited to, any or all of such measures in comparison to the Company's competitors, the industry, or some other comparator group).

          (b) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to Restricted Stock which may be granted to one or more Section 162(m) Participants, no later than 90 days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the performance goal or goals applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various targets and amounts of Restricted Stock which may be earned for such fiscal year or other designated fiscal period or period of service and (iv) specify the relationship between performance goals and targets and the amounts of Restricted Stock to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

                                  ARTICLE VII

                   PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS,
                         DEFERRED STOCK, STOCK PAYMENTS

     7.1 Eligibility. Subject to the Award Limit, one or more Performance Awards, Dividend Equivalents, awards of Deferred Stock, and/or Stock Payments may be granted to any Employee whom the Committee determines is a key Employee or any consultant whom the Committee determines should receive such an award.

     7.2 Performance Awards. Any key Employee or consultant selected by the Committee may be granted one or more Performance Awards. The value of such Performance Awards may be linked to the market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee, or may be based upon the appreciation in the market value, book value, net profits or other measure of the value of a specified number of shares of Common Stock over a fixed period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular key Employee or consultant.

     7.3 Dividend Equivalents. Any key Employee or consultant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option, Stock Appreciation Right, Deferred Stock or Performance Award is granted, and the date such Option, Stock Appreciation Right, Deferred Stock or Performance Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee. With respect to Dividend Equivalents granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code, such Dividend Equivalents shall be payable regardless of whether such Option is exercised.

     7.4 Stock Payments. Any key Employee or consultant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Fair Market Value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

     7.5 Deferred Stock. Any key Employee or consultant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Grantee of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the award has vested and the Common Stock underlying the award has been issued.

     7.6 Performance Award Agreement, Dividend Equivalent Agreement, Deferred Stock Agreement, Stock Payment Agreement. Each Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be evidenced by a written agreement, which shall be executed by the Grantee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

     7.7 Term. The term of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be set by the Committee in its discretion.

     7.8 Exercise or Purchase Price. The Committee may establish the exercise or purchase price of a Performance Award, shares of Deferred Stock, or shares received as a Stock Payment; provided, however, that such price shall not be less than the par value for a share of Common Stock, unless otherwise permitted by applicable state law.

     7.9 Exercise Upon Termination of Employment. A Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is exercisable or payable only while the Grantee is an Employee or consultant; provided, however, that the Committee in its sole and absolute discretion may provide that the Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment may be exercised or paid subsequent to a Termination of Employment following a "change of control or ownership" (within the meaning of Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company; provided, further, that except with respect to Performance Awards granted pursuant to
Section 7.12, the Committee in its sole and absolute discretion may provide that the Performance Awards may be exercised or paid following a Termination of Employment or a Termination of Consultancy without cause, or following a change in control of the Company, or because of the Grantee's retirement, death or disability, or otherwise.

     7.10  Payment on Exercise. Payment of the amount determined under Section
7.2 or 7.3 above shall be in cash, in Common Stock or a combination of both, as determined by the Committee. To the extent any payment under this Article VII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 5.3.

     7.11 Consideration. In consideration of the granting of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment, the Grantee shall agree, in a written agreement, to remain in the employ of, or to consult for, the Company or any Subsidiary for a period of at least one year after such Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is granted (or such shorter period as may be fixed in such agreement or by action of the Committee following such grant). Nothing in this Plan or in any agreement hereunder shall confer on any Grantee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Grantee at any time for any reason whatsoever, with or without good cause.

     7.12  Provisions Applicable to Section 162(m) Participants.

          (a) Notwithstanding anything in the Plan to the contrary, the Committee may grant any performance or incentive awards described in
     Article VII to a Section 162(m) Participant that vest or become exercisable or payable upon the attainment of performance goals for the Company which are related to one or more of the following business criteria: (i) net income either before or after taxes, (ii) market share, (iii) customer satisfaction, (iv) profits, (v) share price, (vi) earnings per share, (vii) total stockholder return, (viii) return on assets, (ix) return on equity,
     (x) operating income, (xi) return on capital or investments, or (xii) economic value added (including, but not limited to, any or all of such measures in comparison to the Company's competitors, the industry, or some other comparator group).

          (b) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to performance or incentive awards described in Article VII which may be granted to one or more Section 162(m) Participants, no later than 90 days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the performance goal or goals applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various targets and bonus amounts which may be earned for such fiscal year or other designated fiscal period or period of service and (iv) specify the relationship between performance goals and targets and the amounts to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

                                  ARTICLE VIII

                           STOCK APPRECIATION RIGHTS

     8.1 Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any key Employee or consultant selected by the Committee. A Stock Appreciation Right may be granted (i) in connection and simultaneously with the grant of an Option, (ii) with respect to a previously granted Option, or (iii) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with this Plan as the Committee shall impose and shall be evidenced by a written Stock Appreciation Right Agreement, which shall be executed by the Grantee and an authorized officer of the Company. The Committee, in its discretion, may determine whether a Stock Appreciation Right is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code and Stock Appreciation Right Agreements evidencing Stock Appreciation Rights intended to so qualify shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

     8.2  Coupled Stock Appreciation Rights

          (a) A Coupled Stock Appreciation Right ("CSAR") shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

          (b) A CSAR may be granted to the Grantee for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

          (c) A CSAR shall entitle the Grantee (or other person entitled to exercise the Option pursuant to this Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

     8.3  Independent Stock Appreciation Rights

          (a) An Independent Stock Appreciation Right ("ISAR") shall be unrelated to any Option and shall have a term set by the Committee. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such number of shares of Common Stock as the Committee may determine; provided, however, that unless the Committee otherwise provides in the terms of the ISAR or otherwise, no ISAR granted to a person subject to Section 16 of the Exchange Act shall be exercisable until at least six months have elapsed from (but excluding) the date on which the Option was granted. The exercise price per share of Common Stock subject to each ISAR shall be set by the Committee. An ISAR is exercisable only while the Grantee is an Employee or consultant; provided that the Committee may determine that the ISAR may be exercised subsequent to Termination of Employment or Termination of Consultancy without cause, or following a change in control of the Company, or because of the Grantee's retirement, death or disability, or otherwise.

          (b) An ISAR shall entitle the Grantee (or other person entitled to exercise the ISAR pursuant to this Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

     8.4  Payment and Limitations on Exercise

          (a) Payment of the amount determined under Section 8.2(c) and 8.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee. To the extent such payment is effected in Common Stock it shall be made subject to satisfaction of all provisions of Section 5.3 above pertaining to Options.

          (b) Grantees of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Board or Committee.

     8.5 Consideration. In consideration of the granting of a Stock Appreciation Right, the Grantee shall agree, in the written Stock Appreciation Right Agreement, to remain in the employ of, or to consult for, the Company or any Subsidiary for a period of at least one year after the Stock Appreciation Right is granted (or such shorter period as may be fixed in the Stock Appreciation Right Agreement or by action of the Committee following grant of the Restricted Stock). Nothing in this Plan or in any Stock Appreciation Right Agreement hereunder shall confer on any Grantee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Grantee at any time for any reason whatsoever, with or without good cause.

                                   ARTICLE IX

                                 ADMINISTRATION

     9.1 Compensation Committee. The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under this Plan) shall consist solely of two or more Independent Directors of the Company appointed by and holding office at the pleasure of the Board, each of whom is a "non-employee director" as defined by Rule 16b-3. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

     9.2 Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan and the agreements pursuant to which Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments are granted or awarded, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Independent Directors. Any such grant or award under this Plan need not be the same with respect to each Optionee, Grantee or Restricted Stockholder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

     9.3 Majority Rule; Unanimous Written Consent. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

     9.4 Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Optionees, Grantees, Restricted Stockholders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan, Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

                                   ARTICLE X

                            MISCELLANEOUS PROVISIONS

     10.1 Not Transferable. Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution or pursuant to a QDRO, unless and until such rights or awards have been exercised, or the shares underlying such rights or awards have been issued, and all restrictions applicable to such shares have lapsed. No Option, Restricted Stock award, Deferred Stock award, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee, Grantee or Restricted Stockholder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

     During the lifetime of the Optionee or Grantee, only he may exercise an Option or other right or award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a QDRO. After the death of the Optionee or Grantee, any exercisable portion of an Option or other right or award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement or other agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's or Grantee's will or under the then applicable laws of descent and distribution.

     10.2 Amendment, Suspension or Termination of this Plan. Except as otherwise provided in this Section 10.2, this Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company's stockholders given within 12 months before or after the action by the Board or the Committee, no action of the Board or the Committee may, except as provided in Section 10.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under this Plan or increase the Award Limit, and no action of the Board or the Committee may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. No amendment, suspension or termination of this Plan shall, without the consent of the holder of Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments, alter or impair any rights or obligations under any Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments theretofore granted or awarded, unless the award itself otherwise expressly so provides. No Options, Restricted Stock, Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments may be granted or awarded during any period of suspension or after termination of this Plan, and in no event may any Incentive Stock Option be granted under this Plan after the first to occur of the following events:

          (a) The expiration of ten years from the date the Plan is adopted by the Board; or

          (b) The expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 10.4.

     10.3 Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

          (a) Subject to Section 10.3(d), in the event that the Committee (or the Board, in the case of Options granted to Independent Directors) determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company (including, but not limited to, a Corporate Transaction), or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee's sole discretion (or in the case of Options granted to Independent Directors, the Board's sole discretion), affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, Restricted Stock award, Performance Award, Stock Appreciation Right, Dividend Equivalent, Deferred Stock award or Stock Payment, then the Committee (or the Board, in the case of Options granted to Independent Directors) shall, in such manner as it may deem equitable, adjust any or all of

             (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments may be granted under the Plan, or which may be granted as Restricted Stock or Deferred Stock (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

             (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents, or Stock Payments, and in the number and kind of shares of outstanding Restricted Stock or Deferred Stock, and

             (iii) the grant or exercise price with respect to any Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment.

          (b) Subject to Sections 10.3(b)(vii) and 10.3(d), in the event of any Corporate Transaction or other transaction or event described in Section 10.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee (or the Board, in the case of Options granted to Independent Directors) in its discretion is hereby authorized to take any one or more of the following actions whenever the Committee (or the Board, in the case of Options granted to Independent Directors) determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any option, right or other award under this Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

             (i) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of the agreement or by action taken prior to the occurrence of such transaction or event and either automatically or upon the optionee's request, for either the purchase of any such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock

        Payment, or any Restricted Stock or Deferred Stock for an amount of cash equal to the amount that could have been attained upon the exercise of such option, right or award or realization of the optionee's rights had such option, right or award been currently exercisable or payable or fully vested or the replacement of such option, right or award with other rights or property selected by the Committee (or the Board, in the case of Options granted to Independent Directors) in its sole discretion;

             (ii) In its sole and absolute discretion, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event that it cannot vest, be exercised or become payable after such event;

             (iii) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event, that for a specified period of time prior to such transaction or event, such option, right or award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (i) Section
        4.4 or (ii) the provisions of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock;

             (iv) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event, that upon such event, such option, right or award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

             (v) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents, or Stock Payments, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;

             (vi) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide either by the terms of a Restricted Stock award or Deferred Stock award or by action taken prior to the occurrence of such event that, for a specified period of time prior to such event, the restrictions imposed under a Restricted Stock Agreement or a Deferred Stock Agreement upon some or all shares of Restricted Stock or Deferred Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 6.7 or forfeiture under Section 6.6 after such event;

             (vii) In the event of a Change in Control, each Option granted to a key Employee, consultant or Independent Director shall become fully vested and exercisable as to all shares covered thereby upon such Change in Control, notwithstanding anything to the contrary in Section 4.4 or the vesting schedule of such Options; and

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             (viii) In the event of any Corporate Transaction, each outstanding
        Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, Stock Payment, Restricted Stock, or Deferred Stock award shall, immediately prior to the effective date of the Corporate Transaction, automatically become fully exercisable for all of the shares of Common Stock at the time subject to such rights or fully vested, as applicable, and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding right shall not so accelerate if and to the extent: (i) such right is, in connection with the Corporate Transaction, either to be assumed by the successor or survivor corporation (or parent thereof) or to be replaced with a comparable right with respect to shares of the capital stock of the successor or survivor corporation (or parent thereof) or
        (ii) the acceleration of exercisability of such right is subject to other limitations imposed by the Committee (or Board in the case of Independent Directors) at the time of grant. The determination of comparability of rights under clause (i) above shall be made by the Committee (or Board in the case of Independent Directors), and its determination shall be final, binding and conclusive.

          (c) Subject to Section 10.3(d) and 10.8, the Committee (or the Board, in the case of Options granted to Independent Directors) may, in its discretion, include such further provisions and limitations in any Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock agreement or certificate, as it may deem equitable and in the best interests of the Company.

          (d) With respect to Options, Stock Appreciation Rights and performance or incentive awards described in Article VII which are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 10.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code or would cause such option or stock appreciation right to fail to so qualify under Section 162(m)(4)(C), as the case may be, or any successor provisions thereto. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Committee (or the Board, in the case of Options granted to Independent Directors) determines that the option or other award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any option, right or award shall always be rounded to the next whole number.

     10.4 Approval of Plan by Stockholders. This Plan will be submitted for the approval of the Company's stockholders within 12 months after the date of the Board's initial adoption of this Plan. Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments may be granted and Restricted Stock or Deferred Stock may be awarded prior to such stockholder approval, provided that such Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments shall not be exercisable and such Restricted Stock or Deferred Stock shall not vest prior to the time when this Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said 12-month period, all Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments previously granted and all Restricted Stock or Deferred Stock previously awarded under this Plan shall thereupon be canceled and become null and void.

     10.5 Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee, Grantee or Restricted Stockholder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Option, Restricted Stock, Deferred Stock, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment. The Committee (or the Board, in the case of Options granted to Independent Directors) may in its discretion and in satisfaction of the foregoing requirement allow such Optionee, Grantee or Restricted Stockholder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Option or other award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

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     10.6  Loans. The Committee may, in its discretion, extend one or more loans to key Employees in connection with the exercise or receipt of an Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock
Payment granted under this Plan, or the issuance of Restricted Stock or Deferred Stock awarded under this Plan. The terms and conditions of any such loan shall be set by the Committee.

     10.7 Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to awards under the Plan, the Committee (or the Board, in the case of Options granted to Independent Directors) shall have the right (to the extent consistent with the applicable exemptive conditions of Rule 16b-3) to provide, in the terms of Options or other awards made under the Plan, or to require the recipient to agree by separate written instrument, that
(i) any proceeds, gains or other economic benefit actually or constructively received by the recipient upon any receipt or exercise of the award, or upon the receipt or resale of any Common Stock underlying such award, must be paid to the Company, and (ii) the award shall terminate and any unexercised portion of such award (whether or not vested) shall be forfeited, if (a) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the award, or (b) the recipient at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Committee (or the Board, as applicable).

     10.8 Limitations Applicable to Section 16 Persons and Performance-Based Compensation. Notwithstanding any other provision of this Plan, and any Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment granted, or Restricted Stock or Deferred Stock awarded, to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan, Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents, Stock Payments, Restricted Stock and Deferred Stock granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of this Plan, any Option, Stock Appreciation Right or performance or incentive award described in Article VII which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

     10.9 Effect of Plan Upon Options and Compensation Plans. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary or (ii) to grant or assume options or other rights or awards otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

     10.10 Compliance with Laws. This Plan, the granting and vesting of Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments granted or Restricted Stock or Deferred Stock awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such
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assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan, Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

     10.11 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

     10.12 Governing Law. This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

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